Summary Prospectus

Alpine Ultra Short Tax Optimized Income Fund – Adviser Class
Trading Symbol: ATOAX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Alpine Ultra Short Tax Optimized Income Fund (the “Fund”) is to seek high after-tax current income consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.50%
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed within one month or less of purchase)	0.25%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%
Less: Fee Waiver / Expense Reimbursements	-0.10%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursements (1)	0.95%

(1)  Effective December 1, 2009, Alpine Woods Capital Investors, LLC (the “Adviser”) has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 0.95% of the Fund’s Adviser class’ average net assets.  Subject to annual approval by the Board of Trustees (the “Board of Trustees”) of Alpine Income Trust (the “Trust”), this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$324	$570	$1,274

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests its assets in a combination of municipal obligations that pay interest that is free from federal income tax (other than AMT) and taxable debt obligations.  The Fund expects that at least 80% of its net assets will normally be invested in tax-exempt obligations. The taxable debt obligations in which the Fund may invest include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, domestic corporate debt obligations, mortgage-related and asset-backed securities and money market instruments.  The Fund may also invest in municipal derivative securities issued by partnerships and grantor trusts, which allows it to receive principal and interest payments related to underlying municipal bonds or notes.  The Fund will hold these securities if it receives an opinion of legal counsel that the interest paid by them will be tax exempt.  In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return.  Under normal circumstances, the Fund expects its average portfolio maturity to be two years or less. The obligations in which the Fund invests must, at the time of purchase, be rated investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Adviser.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management.  In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors.  Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decisions to purchase and sell securities for the Fund.  The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.  The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Tax Optimized Strategy. The Fund attempts to achieve high after-tax returns, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations.  Through a variety of tax-efficient strategies, the Adviser seeks to limit the portion of the Fund’s distributions that will be taxable as ordinary income.  The Fund typically will sell portfolio securities when the Adviser believes that the anticipated performance benefit justifies the resulting tax liability.

Principal Investment Risks
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.  It is possible to lose money by investing in the Fund.  By itself, the Fund does not constitute a balanced investment program.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
•
Fixed Income Securities Risk — Fixed income securities are subject to credit risk and market risk.  Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

•	Interest Rate Risk — Interest rates may rise, resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities.
•
Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

•
Tax Risk — Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable.  Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income.  The Fund’s tax-aware strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it.  There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

•	Liquidity Risk — Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due.
•
Credit Risk — The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.
•	Derivative Securities Risk — The Fund may invest in municipal derivative securities which are subject to structural risks that could cause the Fund to receive taxable income or to lose money.
•
Mortgage Related and Asset Backed Securities Risk — These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the owner.  This could reduce the Fund’s share price and its income distributions.

Performance

The bar chart and table below show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund for full calendar years.  The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown.  The table below compares the Fund’s performance over time to the Fund’s benchmarks.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Ultra Short Tax Optimized Income Fund
Calendar Year Total Returns as of 12/31 Each Year: Adviser Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Best Quarter		Worst Quarter
1.11%	6/30/05	-0.01%	3/31/05

Average Annual Total Returns
(For the periods ending December 31, 2009)

Alpine Ultra Short Tax Optimized Income Fund (Adviser Class)	1 Year	5 Year	Since Inception March 30, 2004
Return Before Taxes	2.52%	3.29%	2.96%
Return After Taxes on Distributions	2.51%	3.08%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	2.51%	3.08%	2.74%
Barclays Capital Municipal 1 Year Bond Index (reflects no deduction for fees, expenses or taxes)	3.49%	3.42%	3.05%
Lipper Short Municipal Debt Funds Average	5.26%	2.53%	2.38%

After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Steven C. Shachat, Managing Director for the Adviser since 2002, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary.   The minimum initial amount of investment in the Fund is $2,500.  There is no minimum for subsequent investments.

Tax Information
The Fund attempts to invest primarily in tax-exempt obligations, however, to the extent that the Fund’s distributions are taxable, they will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.